Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington GNMA Income Fund had a total return of 0.8%* per the six-month period ended June 30, 1999. This compares to a negative total return of 0.5% for the average GNMA-oriented mutual fund monitored by Lipper, Inc. and a positive return of 0.57% for the unmanaged Lehman Brothers Mortgage-Backed Securities Index.

Portfolio Review
   We expected 1999 to be a difficult year for fixed income investors and, so far, it has been. Long-term U.S. Treasury bond yields have climbed steadily from the sub-4.75% low last September. They topped 6% in June. Higher yields mean lower bond prices and, generally, lower prices for fixed income mutual funds. The Lexington GNMA Income Fund was one of the few high-grade, intermediate term offerings to show a positive return.

   The Fund fared better than its competitors because it was prepared for higher interest rates. During the final months of 1998, the Fund added to its holdings of high-coupon mortgage securities. Also, early this year, we sold our long-term U.S. Treasury bond investments. These actions reduced the Fund's sensitivity to rising interest rates. Cash flow, both from interest and principal payments and new shareholder investments, was used to purchase U.S. Treasury Inflation Index bonds (so-called TIP's). These bonds provided both coupon income and protection against rising inflation. The principal value of the bond increases based on the monthly changes in the Consumer Price Index. Such holdings now amount to 14% of total Fund assets. Despite a continued low level of inflation, TIP's have been a big winner so far this year. For example, the TIP bond currently held by the Fund recorded a 0.76% total return during the first six months of 1999. This compares with a negative 4.4% total return for the index of U.S. Treasury bonds with seven to ten year maturities.

Market Outlook
   Prospects for the next six months aren't particularly rosy. The bond market is faced with numerous obstacles to better price performance. Economic growth is above the rate at which Federal Reserve economists believe is consistent with continued low inflation. Accordingly, the Fed recently raised short-term interest rates by 25 basis points to 5.0%. This hike, however, will likely prove to be too small to either slow the economy or mitigate the stock market related asset bubble that is helping to boost consumer spending. This will force additional increases in short-term interest rates later this year. A Federal Funds rate of 5.75% by year-end seems possible.

   Higher inflation is probable later this year. Investors were given a wake-up call by the 0.7% increase in the monthly Consumer Price Index in April. While this was followed by a zero increase for May, the sub-2% year over year readings that we enjoyed since early 1998 may be a thing of the past. Commodity prices, particularly for oil-related goods, are rising sharply. This reflects production cutbacks initiated earlier this year. Much of the world still is in recession. So, demand related pricing pressure is absent. However, there are clear signs of business improvement in Asia. This would further lift commodity prices later this year. Domestically, we have witnessed a steady decline in labor costs since early 1998. The year over year increase in hourly earnings has fallen from 4.4% to a low of 3.5% in May. Given the low unemployment rate and strong pace of business expansion, it would be risky to forecast continued low wage costs.

   Facing both tighter monetary policy and the prospect of higher inflation later this year, we will maintain a defensive portfolio structure in the months ahead.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer to verify their Year 2000 readiness. If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that its price will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

  We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,


/s/ Denis P. Jamison      /s/ Roseann G. McCarthy      /s/ Robert M. DeMichele
Denis P. Jamison          Roseann G. McCarthy          Robert M. DeMichele
Portfolio Manager         Portfolio Manager            President
August, 1999              August, 1999                 August, 1999


* 4.99%, 8.17%, and 8.06% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

Lexington GNMA Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

                       Stated                     Principal                      Value
 Coupon               Maturity                     Amount                       (Note 1)
------------------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 87.0%
 10.25%                8/2029                    $ 1,005,069                  $  1,116,250
  9.00             5/2020-11/2027                    968,583                     1,067,445
  8.75             11/2017-10/2023                 3,147,570                     3,480,852
  8.50              6/2022-1/2023                  3,371,695                     3,432,740
  8.25             1/2011-10/2038                  6,435,495/3/                  7,031,208
  8.20              4/2012-5/2017                  6,637,230                     7,227,172
  8.15             12/2011-9/2015                  9,981,198                    10,848,696
 8.125              5/2038-6/2039                  9,305,649                     9,695,905
  8.10              6/2012-7/2012                  1,738,173                     1,886,145
  8.05              7/2019-4/2021                    733,429                       763,456
  8.00/1/          7/2036-11/2038                  1,146,692                     1,171,094
  8.00             10/2012-11/2038                44,691,832                    46,265,274
  7.90                 4/2029                      5,854,554                     5,993,600
 7.875/1/              6/2021                        201,643                       202,399
 7.875              6/2021-7/2038                 10,043,119                    10,454,531
  7.80              5/2019-7/2019                    427,213                       440,427
  7.75              8/2014-1/2036                  2,115,014                     2,173,573
  7.70                 8/2013                        779,802                       833,897
  7.65             12/2012-4/2031                  3,853,255                     4,091,098
 7.625              8/2032-7/2038                 11,179,802                    11,814,997
  7.50              4/2013-8/2027                  3,974,045                     4,069,806
  7.45                 3/2029                     18,978,160                    19,126,380
  7.25/2/              4/2029                        550,000                       542,949
  7.25              5/2022-1/2029                  3,561,260                     3,650,381
  7.20                 4/2034                      2,305,612                     2,363,967
  7.00              5/2026-7/2039                 54,534,498/3/                 54,018,014
 6.875/1/              12/2039                       583,721                       585,361
 6.875             1/2029-12/2039                  2,934,153                     2,930,187
  6.82                 4/2034                      3,226,529                     3,208,364
  6.75             6/2013-11/2028                  6,610,795                     6,479,598
  6.70             8/2014-12/2014                    426,799                       428,263
  6.65             12/2013-9/2032                  4,081,848                     4,035,563
 6.625                 11/2028                       459,367                       450,033
  6.55                 11/2013                         5,275                         5,234
  6.50/1/              5/2040                      1,690,517                     1,670,958
  6.50              2/2022-5/2040                 46,662,597                    45,104,773
  6.25              4/2026-4/2028                  5,406,440                     5,132,387
  6.00             7/2028-10/2028                 19,500,812                    18,239,305
  5.65                 7/2029                        473,482                       398,611
                                                                              ------------
 TOTAL GNMA CERTIFICATES (cost $300,489,173).....                              302,430,893
                                                                              ------------

   The Notes to Financial Statements are an integral part of this statement.

                    Principal     Value
 Security            Amount      (Note 1)
--------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS: 18.7%
 U.S. Treasury
  Bills,
  4.49%, due
  11/12/99.....    $ 3,000,000 $  2,946,840
 U.S. Treasury
  Bills,
  4.595%, due
  11/18/99.....      1,000,000      981,720
 U.S. Treasury
  Bills,
  4.82%, due
  12/16/99.....      8,600,000    8,409,768
 U.S. Treasury
  Bills,
  4.85%, due
  12/23/99.....      1,000,000      976,860
 U.S. Treasury
  Bonds,
  5.50%, due
  02/28/03.....      1,300,000    1,288,430
 U.S. Treasury
  Inflation
  Compensation
  Index Bonds,
  3.625%, due
  01/15/08.....     50,000,000   49,962,450
 U.S. Strip
  Principle,
  0.00%, due
  11/15/15.....      1,250,000      447,750
                               ------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS (cost
  $65,028,630).............      65,013,818
                               ------------
 TOTAL INVESTMENTS: 105.7%
  (cost $365,517,803+)
  (Note 1).................     367,444,711
 Liabilities in excess of
  other assets: (5.7%).....     (19,630,936)
                               ------------
 TOTAL NET ASSETS: 100.0%
  (equivalent to $8.35 per
  share on
  41,671,272 shares
  outstanding).............    $347,813,775
                               ============

-------
/1/Construction loan securities issued on a when-issued basis (Note 1). /2/When-issued securities (Note 1).
/3/Some or all of this security is segregated for construction loan and when-
  issued securities (Note 1).
+ Aggregate cost for Federal income tax purposes is identical.

Lexington GNMA Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $365,517,803)
 (Note 1)....................................................... $367,444,711
Cash............................................................      615,510
Receivable for shares sold......................................    3,449,411
Interest receivable.............................................    2,585,143
Other assets....................................................      500,396
                                                                 ------------
   Total Assets.................................................  374,595,171
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................      151,586
Payable for investment securities purchased.....................   25,688,075
Payable for shares redeemed.....................................      606,142
Distributions payable...........................................      164,573
Accrued expenses................................................      171,020
                                                                 ------------
   Total Liabilities............................................   26,781,396
                                                                 ------------
Net Assets (equivalent to $8.35 per share on 41,671,272 shares outstanding) (Note 3).......................................... $347,813,775
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 100,000,000 shares, $.01 par value
 per share...................................................... $    416,713
Additional paid-in capital......................................  347,895,398
Undistributed net investment income.............................       96,246
Accumulated net realized loss on investments....................   (2,521,490)
Unrealized appreciation of investments..........................    1,926,908
                                                                 ------------
   Total Net Assets............................................. $347,813,775
                                                                 ============

Lexington GNMA Income Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Interest Income......................................              $10,978,807
Expenses
 Investment advisory fee (Note 2).....................  $  844,640
 Transfer agent and shareholder servicing expenses
  (Note 2)............................................     423,063
 Accounting expenses (Note 2).........................     130,058
 Registration fees....................................      51,903
 Printing and mailing expenses........................      33,329
 Custodian expenses...................................      22,200
 Professional fees....................................      15,275
 Directors' fees and expenses.........................      10,661
 Computer processing fees.............................      10,438
 Other expenses.......................................      21,888
                                                        ----------
 Total expenses.......................................                1,563,455
                                                                    -----------
 Net investment income................................                9,415,352
Realized and Unrealized Gain (Loss) on Investments
 (Note 4)
 Net realized loss on investments.....................  (1,238,132)
 Net change in unrealized appreciation of
  investments.........................................  (6,148,024)
                                                        ----------
 Net realized and unrealized loss.....................               (7,386,156)
                                                                    -----------
Increase in Net Assets Resulting from Operations......              $ 2,029,196
                                                                    ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington GNMA Income Fund, Inc.
Statements of Changes in Net Assets



                                              Six months ended
                                               June 30, 1999      Year ended
                                                (unaudited)    December 31, 1998
                                              ---------------- -----------------
Net investment income.......................    $  9,415,352     $ 12,557,027
Net realized loss from investments..........      (1,238,132)        (279,621)
Net change in unrealized appreciation of in-
 vestments..................................      (6,148,024)       3,469,352
                                                ------------     ------------
  Increase in net assets resulting from op-
   erations.................................       2,029,196       15,746,758
Distributions to shareholders from net in-
 vestment income (Note 1)...................      (9,318,695)     (12,506,951)
Increase in net assets from capital share
 transactions (Note 3)......................      81,512,156      112,280,539
                                                ------------     ------------
  Net increase in net assets................      74,222,657      115,520,346
Net Assets:
 Beginning of period........................     273,591,118      158,070,772
                                                ------------     ------------
 End of period (including undistributed net
  investment income of $96,246 and
  distributions in excess of net investment
  income of $411 in 1999 and 1998,
  respectively).............................    $347,813,775     $273,591,118
                                                ============     ============

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington GNMA Income Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   When-Issued Securities The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

   Construction Loan Securities The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The

Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


1.Significant Accounting Policies (continued)
Construction Loan Securities (continued) securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the six months ended June 30, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $271,359, which are incurred by the Fund, but paid by LMC.

3. Capital Stock
Transactions in capital stock were as follows:

                              Six months ended
                                June 30, 1999              Year ended
                                 (unaudited)            December 31, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                             ------       ------       ------       ------
Shares sold............... 14,418,117  $122,379,711  19,566,899  $165,825,142
Shares issued on
 reinvestment of
 dividends................  1,006,178     8,504,131   1,324,681    11,213,355
                           ----------  ------------  ----------  ------------
                           15,424,295   130,883,842  20,891,580   177,038,497
Shares redeemed........... (5,823,014)  (49,371,686) (7,639,373)  (64,757,958)
                           ----------  ------------  ----------  ------------
Net increase..............  9,601,281  $ 81,512,156  13,252,207  $112,280,539
                           ==========  ============  ==========  ============

Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


4. Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $155,524,511 and $67,047,436, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,056,105 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $4,129,197.

5. Year 2000 Compliance Risk
The Fund seeks to ensure that the operating and processing systems of the issuers in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these issuers may not be adequately prepared for the Year 2000 which could have a material impact on the issuer itself and on the Fund's investment in that issuer.
-------------------------------------------------------------------------------
Lexington GNMA Income Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended       Year ended December 31,
                           June 30, 1999   --------------------------------------
                            (unaudited)      1998      1997      1996      1995
                          ---------------- --------  --------  --------  --------
Net asset value,
 beginning of period....        $ 8.53       $ 8.40    $ 8.12    $ 8.19    $ 7.60
                                ------       ------    ------    ------    ------
Income (loss) from
 investment operations:
 Net investment income..          0.25         0.48      0.51      0.53      0.58
 Net realized and
  unrealized gain (loss)
  on investments........         (0.18)        0.13      0.29     (0.08)     0.59
                                ------       ------    ------    ------    ------
Total income from
 investment operations..          0.07         0.61      0.80      0.45      1.17
                                ------       ------    ------    ------    ------
Less distributions:
 Distributions from net
  investment income.....         (0.25)       (0.48)    (0.52)    (0.52)    (0.58)
                                ------       ------    ------    ------    ------
Net asset value, end of
 period.................        $ 8.35       $ 8.53    $ 8.40    $ 8.12    $ 8.19
                                ======       ======    ======    ======    ======
Total return............         1.63%*       7.52%    10.20%     5.71%    15.91%
Ratio to average net
 assets:
 Expenses...............         1.01%*       1.01%     1.01%     1.05%     1.01%
 Net investment income..         6.11%*       5.85%     6.28%     6.56%     7.10%
Portfolio turnover
 rate...................        44.65%*      54.47%   134.28%   128.76%    30.69%
Net assets, end of pe-
 riod (000's omitted)...      $347,814     $273,591  $158,071  $133,777  $130,681

-------
* Annualized.

Lexington
GNMA Income Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK
    AND
    TRUST COMPANY
    c/o National
    Financial Data
    Services
    330 West Ninth
    Street
    Kansas City,
    Missouri 64105

    Or call toll free:
    Service and Sales:
    1-800-526-0056
    24 Hour Account
    Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
---------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX274-SAR6/99

                                  LEXINGTON
                                  GNMA INCOME
                                  FUND, INC.
                  ------------------------------------------
                  An investment primarily in mortgage-backed
                    GNMA Certificates that are guaranteed
                  as to the timely payment of principal and
                  interest by the United States Government.
                  ------------------------------------------

                              Semi-Annual Report
                                 June 30, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies

                        [LOGO OF LEXINGTON APPEARS HERE]